EXHIBIT F



                                             1990 Westwood Blvd., Inc.
                                              1990 Westwood Boulevard
                                           Los Angeles, California 90024




                                                   June 30, 1998




United Leisure Interactive, Inc.
1990 Westwood Boulevard
Los Angeles, California 90025

Genisys Reservation Systems, Inc.
2401 Morris Avenue
Union, New Jersey  07083


Gentlemen:


                  The undersigned hereby consents to the assignment by United Leisure Interactive, Inc. ("ULI") of that certain Commercial Lease dated March 1, 1996 between 1990 Westwood Blvd., Inc. and
ULI, to Netcruise Interactive Inc., with respect to premises at 1990 Westwood Boulevard, Penthouse, Los Angeles, California, including the file use of all existing furniture in such offices.

                                                    Very truly yours,

                                                    1990 WESTWOOD BLVD., INC.


                                                    By ______________________
                                                          Harry Shuster
                                                          President